2025 Fourth Quarter Earnings Presentation February 19, 2026 Exhibit 99.2

Disclaimer This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, achieving profitability, business strategy and plans, market opportunity and expansion and objectives of our management for future operations. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strategy,” “strive”, “target,” “will,” or “would,” the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) rapid technological change in our industry; (ii) our ability to secure clients' contract renewals; (iii) our ability to maintain and expand our network of therapists, psychiatrists and other providers; (iv) a decline in the prevalence of enterprise-sponsored healthcare or the emergence of new technologies may adversely impact our DTE (“Direct-to-Enterprise”) business; (v) if our or our vendors’ security measures fail or are breached; (vi) changes in healthcare laws, regulations or trends and our ability to operate in the heavily regulated healthcare industry; and (vii) and the other factors, risks and uncertainties described in under the caption “Risk Factors” in our Annual Report on Form 10-K for the annual period ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on March 12, 2025, subsequent quarterly reports on Form 10-Q and in our other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. Certain information and data contained in this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources, and you are urged not to give undue weight to such third-party information. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain the measure Adjusted EBITDA, Adjusted EBITDA margin, and non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) which are non-GAAP financial measure. For additional information about the measure and a reconciliation to the most closely comparable GAAP measure see the Talkspace Investors Relations website at investors.talkspace.com. 2 2025 FOURTH QUARTER EARNINGS PRESENTATION

$64 54% $39 34% 2025 Revenue and Adjusted EBITDA 3 Revenue1 Composition USD, Millions Adjusted EBITDA2 USD, Millions Revenue is presented on an as-reported basis. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. PAYOR DTE CONSUMER 2025 FOURTH QUARTER EARNINGS PRESENTATION

$64 54% $39 34% 4Q 2025 Revenue and Adjusted Gross Profit 4 Revenue1 Composition USD, Millions Adjusted Gross Profit and % Margin2 USD, Millions Revenue is presented on an as-reported basis. Adjusted Gross Profit is defined as Revenue less Cost of revenue, excluding depreciation and amortization. Certain prior year amounts have been reclassified to conform to the current period presentation. These reclassifications had no effect on the reported results of operations. PAYOR DTE CONSUMER 2025 FOURTH QUARTER EARNINGS PRESENTATION

Operating Expenses1 $64 54% $39 34% Adjusted EBITDA2 4Q 2025 Operating Expense and Adjusted EBITDA 5 (1) Certain prior year amounts have been reclassified to conform to the current period presentation. These reclassifications had no effect on the reported results of operations. (2) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. USD, Millions USD, Millions NORMALIZED OPEX SBC + NON-RECURRING NORMALIZED OPEX AS % OF REVENUE 2025 FOURTH QUARTER EARNINGS PRESENTATION

6 Accelerating Behavioral Health Growth & Expanding Services Launched national Tricare coverage leading to a successful and cost-effective engagement of military communities Expanded Payor coverage with new Blues plans and competitive national EAP win Broadened comprehensive care platform with acquisition of Wisdo Health, a clinically-proven, AI-powered social health platform Invested in psychiatry offering: grew medication management business, supported by a more than doubling of the psych provider network Delivering Scalability, Sustainability, and Profitability Revenue Growth +22% YoY for Total Company and +38% YoY in Payor Continued proven operating leverage, with OPEX as a percentage of revenue declining to 42% vs 48% a year ago Delivered $15.8M Adjusted EBITDA: +127% YoY3 ~$17m of stock repurchased under the share buyback plan Strong balance sheet: $0 debt and ~$93M in cash, cash equivalents (incl. Short-term Marketable Securities) for growth investments Enhancing Partnerships & Growing Brand Awareness Deepened Amazon relationship by integrating with Amazon Pharmacy Launched Chapters, a women’s health platform across core life stages including fertility and menopause New marketing partners such as Tia, Hinge, and Genomind Further awareness with teens and parents via Bark app partnership Men’s health Train for Life campaign outperformed ‘25 and continues to drive awareness to 36% (1) M BH members, Compared to control period in 2024. (2) Qualtrics survey data. (3) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. 2025 FOURTH QUARTER EARNINGS PRESENTATION Innovating through Meaningful Investments in Technology Improved the member funnel with 49% YoY increase in the number of patients completing a third session in the first month of care Deeper integration into two payor directories with embedded scheduling and direct provider links Launched care coordinator booking platform beta, with adoption expected in early 2026 Launched Talkcast with 76K episodes, driving 20%+ higher likelihood to complete a 2nd session In beta for TalkAI, demonstrating strong performance in adoption and outcomes 2025 Business Highlights

Payor Members1 $64 54% $39 34% Payor Sessions1 4Q 2025 Payor Performance Highlights 7 Includes sessions from Managed Behavioral Health (“MBH”) and Employee Assistance Programs (“EAP”). Thousands Thousands 2025 FOURTH QUARTER EARNINGS PRESENTATION

2026 Financial Guidance 8 Guidance based on current market conditions and expectations and what we know today. Adjusted EBITDA is a non-GAAP financial measure. We do not provide a forward-looking reconciliation of our guidance for adjusted EBITDA as the amount and significance of items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. Revenue Adjusted EBITDA2 $275M to $290M +20% to +27% YoY $30M to $35M +90% to +122% YoY 2025 FOURTH QUARTER EARNINGS PRESENTATION

Appendix 9

Non-GAAP Financial Measures In addition to our financial results determined in accordance with GAAP, we believe adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance, and our management uses it as a key performance measure to assess our operating performance. Because adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes and in evaluating acquisition opportunities. We also use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. We believe that the use of adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of adjusted EBITDA include (i) adjusted EBITDA does not necessarily reflect capital commitments to be paid in the future and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these requirements. In evaluating adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments described herein. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as we calculate the measure, limiting its usefulness as a comparative measure. Adjusted EBITDA should not be considered as an alternative to income (loss) before income taxes, net income (loss), income (loss) per share, or any other performance measures derived in accordance with U.S. GAAP. When evaluating our performance, you should consider adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results. A reconciliation is provided below for adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review our financial statements prepared in accordance with GAAP and the reconciliation of our non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We do not provide a forward-looking reconciliation of adjusted EBITDA guidance as the amount and significance of the reconciling items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These reconciling items could be meaningful. 10 2025 FOURTH QUARTER EARNINGS PRESENTATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA Adjusted EBITDA We calculate adjusted EBITDA as net income (loss) adjusted to exclude (i) depreciation and amortization, (ii) stock-based compensation expense, (iii) financial income, net, (iv) income tax expense (benefit), and (v) certain non-recurring expenses, where applicable. 11 2025 FOURTH QUARTER EARNINGS PRESENTATION